EXHIBIT 32.2.5
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Duke Energy Florida, LLC (“Duke Energy Florida”) for the period ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven K. Young, Executive Vice President and Chief Financial Officer of Duke Energy Florida, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)      The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Duke Energy Florida.

/s/ STEVEN K. YOUNG
Steven K. Young Executive Vice President and Chief Financial Officer
February 22, 2018